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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 13, 2003
Date of Report (Date of earliest event reported)

HISPANIC BROADCASTING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction incorporation)	0-24516 (Commission File Number)	99-0113417 (IRS Employer Identification No.)
3102 Oak Lawn Avenue, Suite 215 Dallas, Texas		75219
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (214) 525-7700

(Former name or former address, if changed since last report)

ITEM 7.    Financial Statements and Exhibits.

(c)   Exhibits.

99.1	Hispanic Broadcasting Corporation second quarter 2003 conference call transcription.

ITEM 12.    Results of Operations and Financial Condition.

        On August 8, 2003, Hispanic Broadcasting Corporation had a second quarter 2003 conference call. The transcription of this conference call is attached hereto as exhibit 99.1.

Limitation on Incorporation by Reference

        In Accordance with general instruction B.6 of Form 8-K, the information in this report furnished pursuant to Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hispanic Broadcasting Corporation
(Registrant)
/s/ JEFFREY T. HINSON Jeffrey T. Hinson Senior Vice President/Chief Financial Officer Principal Financial Officer
Dated: August 13, 2003

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  ITEM 7. Financial Statements and Exhibits.
  ITEM 12. Results of Operations and Financial Condition.